UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 200 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 675-1194
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12-b2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2017, the Board of Directors (the “Board”)  of Guaranty Bancorp (the “Company”) appointed W. Kirk Wycoff to the Board. Mr. Wycoff’s appointment to the Board was reported under item 5.02 on the Company’s Current Report on Form 8-K filed with the Securities and Commission (the “SEC”) on July 3, 2017 (the “Original Form 8-K”); such disclosure is incorporated herein by reference in its entirety.

At the time of the filing of the Original Form 8-K with the SEC, Mr. Wycoff’s committee appointments had not been determined. On August 7, 2017, the Board appointed Mr. Wycoff to the Corporate Risk Committee. After giving effect to Mr. Wycoff’s appointment to the Corporate Risk Committee, the Corporate Risk Committee is now comprised of the following members of the Board: Suzanne R. Brennan (Chair), Edward B. Cordes, John M. Eggemeyer and Mr. Wycoff.

Item 7.01 Regulation FD Disclosure.*

On August 8, 2017, the Company issued a press release announcing that the Board declared a quarterly cash dividend of $0.125 per common share payable on August 25, 2017 to stockholders of record as of the close of business on August 18, 2017.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

___________________

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9. 01 Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, Chief Financial Officer and Secretary

Date:  August 9, 2017

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 8, 2017